Exhibit 99.1

HCA	news

FOR IMMEDIATE RELEASE
INVESTOR CONTACT:	MEDIA CONTACT:
Mark Kimbrough	Jeff Prescott
615-344-2688	615-344-5708
HCA Inc. Announces Pricing for Cash Tender Offers for Certain of its Outstanding Notes
     NASHVILLE, Tenn.— November 13, 2006 — HCA Inc. (NYSE: HCA) announced today the determination of the pricing for its previously announced cash tender offers for any and all of its outstanding 8.850% Medium Term Notes due 2007 (CUSIP No. 19767QAJ4) (the “8.850% Notes”), 7.000% Notes due 2007 (CUSIP No. 197677AL1) (the “7.000% Notes”), 7.250% Notes due 2008 (CUSIP No. 197677AK3) (the “7.250% Notes”), 5.250% Notes due 2008 (CUSIP No. 404119AK5) (the “5.250% Notes”) and 5.500% Notes due 2009 (CUSIP No. 404119AM1) (the “5.500% Notes” and, together with the 8.850% Notes, the 7.000% Notes, the 7.250% Notes and the 5.250% Notes, collectively the “Notes”). The tender offers and related consent solicitations to amend the Notes and the indenture governing the Notes, solely as it relates to the Notes, are being conducted in connection with HCA’s previously announced agreement to merge with an entity controlled by Bain Capital Partners, LLC, Kohlberg Kravis Roberts & Co. L.P. and ML Global Private Equity Fund, L.P. (the “Merger”).
     The total consideration to be paid for each $1,000 principal amount of Notes accepted for payment was calculated, as described in the Offer to Purchase and Consent Solicitation Statement dated October 6, 2006 (the “Statement”), based on the yield to maturity of the applicable U.S. Treasury reference security, determined by reference to the bid-side price as of 2:00 p.m., New York City time, on November 13, 2006, for such reference security, plus, in each case, a spread of 50 basis points provided, however, that the total consideration per $1,000 principal amount of 5.250% Notes and 5.500% Notes shall in no event be less than $1,000. Holders whose Notes are accepted for payment will also be paid accrued and unpaid interest up to, but not including the applicable settlement date for Notes purchased in the tender offers. The total consideration includes a consent payment of $30.00 per $1,000 principal amount of the Notes which will be payable in respect of all Notes purchased pursuant to the tender offers. The tender offer yield and the total consideration determined for each series of Notes is as follows:

Security Description	Reference Security	Tender Offer Yield	Total Consideration
8.850% Medium Term Notes due 2007 (CUSIP No. 19767QAJ4)	3.000% US Treasury Note due 12/31/06	6.026%	$1,003.35

7.000% Notes due 2007 (CUSIP No. 197677AL1)	3.625% US Treasury Note due 6/30/07	5.629%	$1,008.18

7.250% Notes due 2008 (CUSIP No. 197677AK3)	5.625% US Treasury Note due 5/15/08	5.350%	$1,027.18

5.250% Notes due 2008 (CUSIP No. 404119AK5)	4.375% US Treasury Note due 11/15/08	5.280%	$1,000.00

5.500% Notes due 2009 (CUSIP No. 404119AM1)	3.500% US Treasury Note due 11/15/09	5.173%	$1,009.06

     Assuming that the conditions to the tender offers are satisfied or waived, Notes tendered (and not withdrawn) on or prior to 5:00 p.m., New York City time, on October 20, 2006 (the “Consent Expiration Date”), will be purchased on November 17, 2006 and Notes tendered after the Consent Expiration Date and on or prior to the expiration of the tender offers will be purchased on November 28, 2006. The tender offers will expire at midnight, New York City time, on November 27, 2006, unless extended or earlier terminated by HCA.
     The tender offers and consent solicitations are made upon the terms and conditions set forth in the Statement and the related Consent and Letter of Transmittal. The tender offers and consent solicitations are subject to the satisfaction of certain conditions, including the Merger condition and the general conditions as set forth in the Statement.
     HCA has retained Citigroup Corporate and Investment Banking, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated to act as the Dealer Managers for the tender offers and Solicitation Agents for the consent solicitations. The Dealer Managers may be contacted as follows: Citigroup Corporate and Investment Banking at (212) 723-6106 (collect) or (800) 558-3745 (toll-free) or Banc of America Securities LLC at (704) 388-4813 (collect) or (888) 292-0070 (toll-free) or J.P. Morgan Securities Inc. at (212) 270-7407 (collect) or Merrill Lynch, Pierce, Fenner & Smith Incorporated at (212) 449-4914 (collect) or (888) 654-8637 (toll-free). Requests for documentation may be directed to Global Bondholder Services Corporation, the Information Agent, which can be contacted at (212) 430-3774 (for banks and brokers only) or (866) 924-2200 (for all others toll-free).
     This release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, the Notes. The tender offers to buy the Notes are only being made pursuant to the tender offer and consent solicitation documents, including the Statement that HCA has distributed to holders of Notes. The tender offers and consent solicitations are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the tender offers or consent solicitations are required to be made by a licensed broker or dealer, they shall be deemed to be made by the Dealer Managers on behalf of HCA.
     About HCA
     HCA Inc. is a holding company whose affiliates own and operate hospitals and related health care entities. The term “affiliates” includes direct and indirect subsidiaries of HCA Inc. and partnerships and joint ventures in which such subsidiaries are partners. At September 30, 2006, these affiliates owned and operated 172 hospitals, 95 freestanding surgery centers and facilities which provided extensive outpatient and ancillary services. Affiliates of HCA Inc. are also partners in joint ventures that own and operate seven hospitals and nine freestanding surgery centers which are accounted for using the equity method. The Company’s facilities are located in 21 states, England and Switzerland.

Important Additional Information About HCA’s Announced Merger with Hercules Acquisition Corporation
     In connection with the proposed Merger, HCA has filed a definitive proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by HCA at the Securities and Exchange Commission’s web site at http://www.sec.gov/. The definitive proxy statement and such other documents may also be obtained for free from HCA by directing such request to HCA Inc., Office of Investor Relations, One Park Plaza, Nashville, Tennessee 37203, telephone: (615) 344-2068.
     HCA and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed Merger. Information concerning the interests of HCA’s participants in the solicitation, which may be different than those of HCA shareholders generally, is set forth in HCA’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the Merger.
Cautionary Note Regarding Forward-Looking Statements
     This press release contains forward-looking statements based on current HCA management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against HCA and others relating to the merger agreement; (3) court approval of the memorandum of understanding in connection with the settlement of the six consolidated purported class action lawsuits filed in connection with the merger; (4) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger; (5) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (6) the failure of the merger to close for any other reason; (7) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (8) the effect of the announcement of the merger on our customer relationships, operating results and business generally; (9) the ability to recognize the benefits of the merger; (10) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (11) the impact of the substantial indebtedness incurred to finance the consummation of the merger. Many of the factors that will determine the outcome of the subject matter of this press release are beyond HCA’s ability to control or predict. HCA undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Investors, Keith Giger, +1-615-344-2915, or Mark Kimbrough, +1- 615-344-2688, or

Media, Jeff Prescott, +1-615-344-5708, all of HCA